Statements of Operations - USD ($)		12 Months Ended
		Mar. 31, 2016	Mar. 31, 2015
Costs and expenses:
Management and consulting fees		$ 357,000	$ 553,280
General and administrative		45,656	41,423
Total expenses		402,656	594,703
Loss from operations		(402,656)	(594,703)
Other expense
Loss on debt settlement		(122,541)
Total other expense		(122,541)
Loss before income taxes		(525,197)	(594,703)
Provision for income taxes
Net loss		$ (525,197)	$ (594,703)
Net loss per common share: Basic and diluted		$ (1.80)	$ (528.62)
Weighted average common shares outstanding: Basic and diluted	[1]	292,492	1,125

[1]	All common share amounts and per share amounts in these financial statements reflect the 1-for-200 share reverse split of the issued and outstanding shares of common stock of the Company, effective July 13, 2016, including retroactive adjustment of common share amounts.